UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported: September 23, 2005)
ReGen Biologics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-20805	23-2476415

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

509 Commerce Street, East Wing, Franklin Lakes, NJ	07417

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (201) 651-5140

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On September 23, 2005, ReGen Biologics, Inc. (the “Company”) issued a press release announcing that it received a warning letter dated September 16, 2005 (the “Warning Letter”) from the United States Food and Drug Administration (“FDA”). A copy of the press release is attached hereto as Exhibit 99.1 and a copy of the Warning Letter is attached hereto as Exhibit 99.2.
     The Warning Letter was a follow-up to the FDA Form 483 notice of inspectional observations dated May 18, 2005 relating to the FDA inspection of the Company’s Franklin Lakes, NJ site in April and May 2005. The observations related primarily to the Company’s monitoring, compliance and the retention of records in the conduct of the Multicenter Pivotal Clinical Trial for the Collagen Meniscus Implant, or CMI. The Company was aware of the issues that led to the observations prior to the time of the FDA inspection. In fact, the Company had earlier notified the FDA of such issues and had commenced corrective action.
     The Company submitted its response to the Form 483 via letter dated June 7, 2005. The Company also submitted to the FDA a revised set of training and other procedures on August 16, 2005 (the “Updated Procedures”). The Updated Procedures specifically address training of the new corrective procedures, as well as follow-up and monitoring to ensure the effective implementation of the corrective actions called for by the Form 483 observations.
     The Warning Letter indicates that the FDA believes that the Company had not adequately addressed in its June 7, 2005 written response the specific observations and issues identified in the Form 483. The Company believes that it responded to the issues raised in the Form 483 through the response to the Form 483 and the Updated Procedures previously provided to the FDA. Management believes that the Warning Letter did not take into account the Company’s adoption and implementation of the Updated Procedures. The Company will submit its written response to the Warning Letter by October 7, 2005, and will include or reference its previously submitted response to the Form 483 and the Updated Procedures.
Item 9.01. Financial Statements And Exhibits.

99.1	Press Release of ReGen Biologics, Inc. dated September 23, 2005
99.2	Warning Letter from the United States Food and Drug Administration to ReGen Biologics, Inc. dated September 16, 2005*

*	Redacted consistent with the redactions on the FDA website.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGEN BIOLOGICS, INC.
By:	/s/ BRION D. UMIDI
	Name:	Brion D. Umidi
	Title:	Senior Vice President and Chief Financial Officer

Dated: September 28, 2005